UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2020
____________________

Civeo Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	1-36246 (Commission File Number)	98-1253716 (I.R.S. Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4980 Houston, Texas 77002 (Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At the 2020 Annual General Meeting of Shareholders adjourned on May 14, 2020 and reconvened on June 9, 2020, the shareholders of Civeo Corporation (“Civeo”): (1) elected two Class III nominees to Civeo’s Board of Directors (the “Board”); (2) ratified the appointment of Ernst & Young LLP as Civeo’s independent registered public accounting firm for the year ending December 31, 2020 and until the next annual general meeting of shareholders and authorized the directors of Civeo, acting through the Audit Committee, to determine the remuneration to be paid to Ernst & Young LLP for 2020; (3) voted, on an advisory basis, in favor of the compensation of the persons listed as named executive officers in Civeo’s proxy statement filed with the Securities and Exchange Commission on April 13, 2020; (4) approved the amended and restated 2014 Equity Participation Plan (the “Plan”) to, among other things, increase the number of shares available for issuance thereunder by 10,000,000 shares and (5) approved a consolidation or reverse share split, at the discretion of the Board, of the issued and outstanding common shares of the Company.  The proposals related to each matter are described in detail in the Proxy Statement, as supplemented. The voting results for each proposal are as follows:

Proposal 1 - To elect the two Class III nominees to the Board:

	For	Withheld	Broker Non-Votes
Bradley J. Dodson	132,031,990	3,229,327	23,381,449
Timothy O. Wall	128,018,485	7,242,832	23,381,449

Proposal 2 - To ratify the appointment of Ernst & Young LLP as Civeo’s independent registered public accounting firm for the year ending December 31, 2020 and until the next annual general meeting of shareholders and to authorize the directors of Civeo, acting through the Audit Committee, to determine the remuneration to be paid to Ernst & Young LLP for 2020:

For	Withheld	Broker Non-Votes
158,347,292	295,474	--

Proposal 3 - To approve, on an advisory basis, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
119,643,112	15,618,204	--	23,381,450

Proposal 4 - To approve the Plan to, among other things, increase the number of shares available for issuance thereunder by 10,000,000 shares, subject to adjustment in accordance with the terms of the Plan upon implementation of the reverse share split described below in Proposal 5:

For	Against	Abstain	Broker Non-Votes
121,402,753	13,858,563	--	23,381,450

Proposal 5 - To approve a consolidation or reverse share split of the issued and outstanding common shares of Civeo, whereby, at the discretion of our board of directors, the outstanding common shares would be combined, converted and changed into a lesser number of common shares at a ratio to be selected by our board of directors in the range of 1:10 to 1:25, and a related amendment to our Notice of Articles to effect a proportional reduction in the number of authorized common shares based on the selected reverse share split ratio (rounded up to the nearest integral multiple of 1,000,000), effective upon implementation of the reverse share split:

For	Against	Abstain	Broker Non-Votes
157,553,214	1,089,550	--	2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civeo Corporation

Dated: June 11, 2020	By:	/s/ Carolyn J. Stone
	Name:	Carolyn J. Stone
	Title:	Senior Vice President, Chief Financial Officer and Treasurer